EXHIBIT 99.1

                                 PROMISSORY NOTE

$1,100,000.00                                                   APRIL 29, 1998



         FOR VALUE RECEIVED, ZECAL CORP. a Delaware Corporation ("Maker"), promises to pay to ZECAL, INC., a New York Corporation, ("Zecal," which for purposes of this Promissory Note shall include any successors or assigns of Zecal), at such place as Zecal may from time to time designate, in lawful money of the United States, the principal sum of One Million One Hundred Thousand ($1,100,000.00) Dollars. The indebtedness owing under this Promissory Note shall bear no interest until April 28, 1999 and shall bear interest from April 29, 1999 until the entire amount of principal and interest is paid, at the rate of Eight (8%) Percent per annum, such interest to be compounded quarterly and thereafter to be added to, and bear the same interest as, principal. The principal amount due hereunder shall be paid in equal quarterly installments commencing on July 30, 1999 and on the 30th day of each January, April, July and October, thereafter until April 29, 2002, when all remaining outstanding principal and interest shall become due and payable. In addition to each principal payment, Maker shall pay all interest which is accrued and outstanding at the time of each payment. All payments shall be made in accordance with the attached payment schedule subject to any adjustments of principal in accordance with the provisions in the following paragraph.

         The principal amount owing under this Promissory Note shall be increased or decreased, as the case may be, in accordance with the provisions of
Section 2.3 of the Acquisition Agreement between Zecal Corp. and Zecal, Inc. dated April 29, 1998 (the "Acquisition Agreement").

         This Promissory Note may be prepaid, in full or in part, at any time, without the payment of any prepayment fee or penalty. Any payments made on this Promissory Note shall be applied first to accrued interest and then to outstanding principal.

         This Promissory Note and the rights of Zecal to receive payment hereunder may not be sold or otherwise assigned before April 29, 1999.

         The Maker and any guarantors and all other parties who may become liable for payment of all or any part of this Promissory Note, severally waive presentation and demand for payment, notice of dishonor, protest and notice of protest and hereby expressly covenant to any number of renewals or extensions of the time for payment of this Promissory Note. Any such renewals or extensions may be made without notice to any of said parties and without affecting their liability, and said parties shall not be released from liability hereon by reason of any forbearance or extension of time granted to the undersigned, with or without notice to or the consent of said parties. Zecal may accept partial payment without discharging or releasing the Maker or any guarantors.

         If the Maker shall default in the payment of any amount of principal or interest owing hereunder or if the Maker becomes insolvent or admits in writing its inability to pay its debts as they mature, or applies for, consents to or acquiesces in the appointment of a trustee or receiver for any of its property, or in the absence of an application, consent or acquiescence, a trustee or receiver is appointed for it or a substantial part of its property and is not discharged within Thirty (30) Days, or it otherwise commits an act of bankruptcy, or any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is instituted by or against it and, if instituted, is consented to or acquiesced in by it or remains for Thirty (30) Days unstayed, Zecal, at its option, may declare the entire remaining amount of principal and interest due hereunder to be immediately due and payable. The Maker shall be liable for all costs of collection, including reasonable attorneys fees of Zecal, plus interest on these amounts at the same rate as charged on the principal balance of this Promissory Note, payable upon demand.

         In the event of any default, the failure of Zecal promptly to exercise any of its rights hereunder shall not constitute a waiver of such rights while such default continues, nor a waiver of such rights in connection with any future default on the part of the undersigned.

         This Promissory Note and all the rights and obligations of the parties hereto, shall be governed, as to validity, construction, enforcement and in all other respects by the laws of the State of Michigan.

         ALL INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF, THE INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED APRIL, 1998, AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME, BY AND AMONG ZECAL, INC., AS SUBORDINATED LENDER, ZECAL CORPORATION, AS BORROWER, AND GENERAL ELECTRIC CREDIT CORPORATION, AS SENIOR LENDER.

         The obligations under this Promissory Note may not be assigned or transferred by the Maker without the express written consent of Zecal.

         All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Acquisition Agreement.
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         This Note may not be changed or terminated orally.



                                        ZECAL CORP.



                                        By:  /s/ Leon F. Fiorentino
                                              ----------------------------------
                                                 Leon F. Fiorentino
                                                 Vice President, Finance

 REPAYMENT SCHEDULE FOR PROMISSORY NOTE FROM PG/HEARTLAND. INTEREST IN YEAR ONE FORGIVEN. *ASSUMES CLOSING ON OR BEFORE APRIL 30, 1998 AND PROMISSORY NOTE VALUE
                           = $1,100,000 @ 8% INTEREST
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

                          OUTSTANDING       PRINCIPAL      ACCRUED INTEREST                              TOTAL       OUTSTANDING
                           PRINCIPAL         PAYMENT         OUTSTANDING           INTEREST             PAYMENT     PRINCIPAL DUE
     MONTH      YEAR     DUE B/F PAYMENT       DUE                                PAYMENT DUE            DUE        AFTER PAYMENT

    Apr. 30     1998          1,100,000.00           0.00           0.00                 0.00              0.00             0.00
    Jul. 30                   1,100,000.00           0.00           0.00                 0.00              0.00             0.00
    Oct. 30                   1,100,000.00           0.00           0.00                 0.00              0.00             0.00
    Jan. 30                   1,100,000.00           0.00           0.00                 0.00              0.00             0.00
    Apr. 30     1999          1,100,000.00           0.00           0.00                 0.00              0.00             0.00
    Jul. 30                   1,100,000.00      91,666.67      22,000.00            22,000.00        113,666.67     1,008,333.33
    Oct. 30                   1,008,333.33      91,666.67      20,166.67            20,166.67        111,833.33       916,666.67
    Jan. 30                     916,666.67      91,666.67      18,333.33            18,333.33        110,000.00       825,000.00
    Apr. 30     2000            825,000.00      91,666.67      16,500.00            16,500.00        108,166.67       733,333.33
    Jul. 30                     733,333.33      91,666.67      14,666.67            14,666.67        106,333.33       641,666.67
    Oct. 30                     641,666.67      91,666.67      12,833.33            12,833.33        104,500.00       550,000.00
    Jan. 30                     550,000.00      91,666.67      11,000.00            11,000.00        102,666.67       458,333.33
    Apr. 30     2001            458,333.33      91,666.67       9,166.67             9,166.67        100,833.33       366,686.67
    Jul. 30                     366,666.67      91,666.67       7,333.33             7,333.33         99,000.00       275,000.00
    Oct. 30                     275,000.00      91,666.67       5,500.00             5,500.00         97,166.67       183,333.33
    Jan. 30                     183,333.33      91,666.67       3,666.67             3,666.67         95,333.33        91,666.67
    Apr. 30     2002             91,666.67      91,666.67       1,833.33             1,833.33         93,500.00             0.00


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